UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 9, 2004
                                                         -----------------

                                   ----------


                          VISHAY INTERTECHNOLOGY, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                        1-7416                 38-1686453
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
 incorporation or organization)                              identification no.)

  63 Lincoln Highway, Malvern, PA                              19355-2120
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                     (Zip code)

Registrant's telephone number, including area code   610-644-1300
                                                     -------------



         (Former name or former address, if changed since last report.)

Item 7.01 - Regulation FD Disclosure

On September 9, 2004 Vishay Intertechnology, Inc. issued a press release updating its guidance for the third quarter of 2004. A copy of the press release is furnished as Exhibit 99 to this report.

Item 9.01 - Financial Statements and Exhibits

(c) Exhibits

Exhibit No.       Description

99                Press release dated September 9, 2004

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Vishay Intertechnology, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 9, 2004

                                    VISHAY INTERTECHNOLOGY, INC.

                                    By: /s/ Richard N. Grubb
                                       -------------------------------
                                    Name:  Richard N. Grubb
                                    Title: Executive Vice President and
                                              Chief Financial Officer